UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 20, 2009
                                                --------------------------------

                               Camelot Corporation
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             (Exact name of registrant as specified in its charter)

          Colorado                   0-8299                      84-0681531
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)



         18170 Hillcrest, Suite 100, Dallas, Texas                 75252
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code        (972) 612-1400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 8.01 Other events

On March 20, 2009 Registrant accepted an unsecured loan from Daniel Wettreich, the President of the Registrant, in the amount of $40,000.

On March 20, 2009 this amount was used to make a full and final settlement payment in relation to a contingent liability. This settlement related to a judgment obtained by AIMS Media on April 20, 2000 in Los Angeles, California, against the Registrant in the amount of $550,000. This judgment has now been discharged.

Following these transactions, Registrant has no outstanding actual or contingent liabilities, other than indebtedness to its President.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CAMELOT CORPORATION



Date:  March 20, 2009                           By:   /s/  Daniel Wettreich
                                                   -----------------------------
                                                Name:      Daniel Wettreich
                                                Title:     President